Exhibit 4.12(b)

THIS GUARANTOR JOINDER AGREEMENT (this “Guarantor Joinder Agreement”) is entered into effective as of December 23, 2004, by American Multi-Cinema, Inc., AMC Realty, Inc., AMC Entertainment International, Inc., National Cinema Network, Inc., AMC-GCT, Inc., American Multi-Cinema of Florida, Inc., Centertainment, Inc., Premium Theater of Mayfair, Inc., Premium Cinema of Yorktown, Inc., Club Cinema of Mazza, Inc., Premium Theater of Framingham, Inc., GCT Pacific Beverage Services, Inc. and AMC Card Processing Services, Inc.

Pursuant to Section 13 of the Registration Rights Agreement, dated as of August 18, 2004 (the “Registration Rights Agreement”), among Marquee Inc., a Delaware corporation (the “Company”), relating to the Company’s Senior Floating Rate Notes due 2010, the Guarantors (as defined in the Registration Rights Agreement) from time to time party thereto and the Initial Purchasers (as defined in the Registration Rights Agreement), the Company agreed to cause the Guarantors to become parties to the Registration Rights Agreement as Guarantors upon the Marquee Closing Date (as defined in the Registration Rights Agreement) by executing and delivering to the Company a Guarantor Joinder Agreement; and

American Multi-Cinema, Inc., AMC Realty, Inc., AMC Entertainment International, Inc., National Cinema Network, Inc., AMC-GCT, Inc., American Multi-Cinema of Florida, Inc., Centertainment, Inc., Premium Theater of Mayfair, Inc., Premium Cinema of Yorktown, Inc., Club Cinema of Mazza, Inc., Premium Theater of Framingham, Inc., GCT Pacific Beverage Services, Inc. and AMC Card Processing Services, Inc. hereto have each agreed to execute this Guarantor Joinder Agreement to become parties to, and Guarantors under, the Registration Rights Agreement.

NOW, THEREFORE, each of the undersigned agrees as follows:

1.                                       Registration Rights Agreement.  By executing this Guarantor Joinder Agreement, each of the undersigned does hereby acknowledge the terms of, and agrees to become a party to, and a Guarantor under, the Registration Rights Agreement with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder.

2.                                       GOVERNING LAW.  THIS GUARANTOR JOINDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Guarantor Joinder Agreement as of the date set forth in the introductory paragraph hereof.

AMERICAN MULTI-CINEMA, INC.

By:	/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	Executive Vice President and Chief Financial Officer

AMC REALTY, INC.

By:	/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	Executive Vice President and Chief Financial Officer

AMC ENTERTAINMENT INTERNATIONAL, INC.

By:	/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	Executive Vice President and Chief Financial Officer

NATIONAL CINEMA NETWORK, INC.

By:	/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	Executive Vice President and Chief Financial Officer

AMC-GCT, INC.

By:	/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	Executive Vice President and Chief Financial Officer

AMERICAN MULTI-CINEMA OF FLORIDA, INC.

By:	/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	Executive Vice President and Chief Financial Officer

CENTERTAINMENT, INC.

By:	/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	Executive Vice President and Chief Financial Officer

PREMIUM THEATER OF MAYFAIR, INC.

By:	/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	Executive Vice President and Chief Financial Officer

PREMIUM CINEMA OF YORKTOWN, INC.

By:	/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	Executive Vice President and Chief Financial Officer

PREMIUM THEATER OF FRAMINGHAM, INC.

By:	/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	Executive Vice President and Chief Financial Officer

CLUB CINEMA OF MAZZA, INC.

By:	/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	Executive Vice President and Chief Financial Officer

GCT PACIFIC BEVERAGE SERVICES, INC.

By:	/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	Executive Vice President and Chief Financial Officer

AMC CARD PROCESSING SERVICES, INC.

By:	/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	Executive Vice President and Chief Financial Officer